               FIRST AMENDMENT TO REVOLVING CREDIT, TERM LOAN
                       AND GOLD CONSIGNMENT AGREEMENT

     FIRST AMENDMENT TO REVOLVING CREDIT, TERM LOAN AND GOLD CONSIGNMENT AGREEMENT dated as of March 16, 1998 (this "AMENDMENT"), by and among (a) COMMEMORATIVE BRANDS, INC. (formerly known as Scholastic Brands, Inc.) (the "BORROWER"), a Delaware corporation having its principal place of business at 7211 Circle S Road, Austin, Texas 78745; (b) the lending institutions (the "BANKS") set forth on the signature pages hereto; and (c) BANKBOSTON, N.A. (formerly known as The First National Bank of Boston), a national banking association and RHODE ISLAND HOSPITAL TRUST NATIONAL BANK, a national banking association, as agents for themselves and the other Banks (in such capacity, the "AGENTS"), amending certain provisions of the Revolving Credit, Term Loan and Gold Consignment Agreement dated as of December 16, 1996 (as amended and in effect from time to time, the "CREDIT AGREEMENT"), by and among the Borrower, the Banks and the Agents. Terms not otherwise defined herein which are defined in the Credit Agreement shall have the respective meanings herein assigned to such terms in the Credit Agreement.

     WHEREAS, the Borrower has requested that the Agents and the Banks agree to amend the terms of the Credit Agreement in several respects all as hereinafter more fully set forth; and

     WHEREAS, the Agents and the Banks are willing to amend the terms of the Credit Agreement in such respects upon the terms and subject to the conditions contained herein;

     NOW, THEREFORE, in consideration of the mutual agreements contained in the Credit Agreement, and herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     SECTION 1. AMENDMENT OF SECTION 1.1 OF THE CREDIT AGREEMENT. Subject to the satisfaction of the conditions set forth in section 3 of this Amendment, SECTION 1.1 of the Credit Agreement is hereby amended as follows:

          (a) by restating clause (a) of the definition of "OVERDUE RECEIVABLES" to read in its entirety as follows:

          "(a) with respect to Accounts Receivable owing by independent sales representatives of the division of the Borrower previously constituting the "Scholastic Division" of the Balfour Sellers, one hundred eighty (180) days past the earlier to occur of (i) the date of the respective

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                                      -2-

          invoices therefor and (ii) the date of shipment thereof in the case of goods or the end of the calendar month following the provision thereof in the case of services,"

          (b) by adding the following new definition of "COMPUTER CONVERSION CAPITAL EXPENDITURES" thereto in proper alphabetical sequence:

               "COMPUTER CONVERSION CAPITAL EXPENDITURES. Capital Expenditures incurred by the Borrower or any of its Subsidiaries in connection with the conversion of its Hewlett Packard computer system to an IBM AS400 system."

     SECTION 2. AMENDMENT OF SECTION 13.3 OF THE CREDIT AGREEMENT. Subject to the satisfaction of the conditions set forth in section 3 of this Amendment, SECTION 13.3 of the Credit Agreement is hereby restated to read in its entirety as follows:

          "13.3. CAPITAL EXPENDITURES. (a) The Borrower will not make, or permit any Subsidiary of the Borrower to make, Capital Expenditures (other than Computer Conversion Capital Expenditures) during any fiscal year set forth in the table below (or the portion thereof, in the case of the fiscal year in which the Closing Date occurs) that exceed, in the aggregate, the amount set forth opposite such fiscal year in such table:

                 FISCAL YEAR                   AMOUNT
                 -----------                   ------
                    1997                     $4,395,000
                    1998                     $3,700,000
                    1999                     $3,500,000
                    2000                     $3,500,000
                    2001                     $3,500,000
                    2002                     $3,500,000
                    2003                     $3,500,000
                    2004                     $3,500,000

          (b) The Borrower will not make, or permit any Subsidiary of the Borrower to make, Computer Conversion Capital Expenditures (i) during the period consisting of fiscal years 1998 and 1999 and the first fiscal quarter of fiscal year 2000 that exceed, in the aggregate, $5,500,000 or
     (ii) during any fiscal period other than fiscal years 1998 and 1999 and the first fiscal quarter of fiscal year 2000; PROVIDED, HOWEVER, that if during any fiscal year the amount of Capital Expenditures permitted by
     SECTION 13.3(a) above for such fiscal year is not so utilized, such unutilized amount may be utilized during such fiscal year only (and not during any other fiscal year) to make Computer Conversion Capital Expenditures."

     SECTION 3. CONDITIONS TO EFFECTIVENESS. The effectiveness of this Amendment shall be subject to the delivery to the Dollar Agent by (or on behalf of) the Borrower of the following, in form and substance satisfactory to the Agents and the Banks:

     (a) this Amendment signed by each of the Borrower, the Majority Banks and the Agents;

     (b) an amendment fee in the aggregate amount of $50,000, such fee to be for the ratable accounts of the Dollar Banks in accordance with their respective Commitment Percentages; and

     (c) such other documents or instruments as any of the Agents or the Banks may reasonably request.

     SECTION 4. REPRESENTATIONS AND WARRANTIES; NO DEFAULT; AUTHORIZATION. The Borrower hereby represents and warrants to the Banks and the Agents as follows:

          (a) Each of the representations and warranties made by it in the Credit Agreement was true as of the date as of which it was made and is true as and at the date of this Amendment (except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date), and, after the execution of this Amendment, no Default or Event of Default has occurred and is continuing as of the date of this Amendment; and

          (b) This Amendment has been duly authorized, executed and delivered by the Borrower and is in full force and effect, and the agreements and obligations of the Borrower contained herein and in the Credit Agreement, respectively, constitute the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

     SECTION 5. RATIFICATION, ETC. Except as expressly amended hereby, the Credit Agreement and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects. All references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby.

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                                      -4-

     SECTION 6. NO IMPLIED WAIVER. Except as expressly provided herein, nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, or any right of any of the Agents or the Banks consequent thereon.

     SECTION 7. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

     SECTION 8. GOVERNING LAW. THIS AMENDMENT SHALL FOR ALL PURPOSES BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICTS OF LAW).

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                                      -5-

     IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as a sealed instrument as of the date first above written.

                                        COMMEMORATIVE BRANDS, INC.

                                        By: /s/ Richard A. Fritsche
                                           ------------------------------------
                                        Name: Richard A. Fritsche
                                        Title: CFO


                                        BANKBOSTON, N.A. (formerly known as The
                                          First National Bank of Boston),
                                          individually and as Agent

                                        By: /s/ James J. Ward
                                           ------------------------------------
                                        Name: James J. Ward
                                        Title: VP


                                        RHODE ISLAND HOSPITAL TRUST
                                          NATIONAL BANK, individually and
                                          as Agent

                                        By: /s/ Michael E. Smith
                                           ------------------------------------
                                        Name: Michael E. Smith
                                        Title: First Vice President


                                        CREDITANSTALT-BANKVEREIN

                                        By: /s/ Robert M. Biringer
                                           ------------------------------------
                                        Name: Robert M. Biringer
                                        Title: Executive Vice President

                                        By: /s/ John G. Taylor
                                           ------------------------------------
                                        Name: John G. Taylor
                                        Title: Senior Associate


                                        LASALLE NATIONAL BANK

                                        By: /s/ David P. Gibson
                                           ------------------------------------
                                        Name: David P. Gibson
                                        Title: Vice President

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                                      -6-

                                        FLEET PRECIOUS METALS INC.

                                        By: /s/ Stephen F. O'Sullivan
                                           ------------------------------------
                                        Name: Stephen F. O'Sullivan
                                        Title: Vice President

                                        By: /s/ David P. Berube
                                           ------------------------------------
                                        Name: David P. Berube
                                        Title: AVP


                                        HELLER FINANCIAL, INC.

                                        By: /s/ UNREADABLE
                                           ------------------------------------
                                        Name:
                                        Title: Vice President


                                        SANWA BUSINESS CREDIT
                                          CORPORATION

                                        By: /s/ Peter L. Skavla
                                           ------------------------------------
                                        Name: Peter L. Skavla
                                        Title: Vice President


                                        UNION BANK OF CALIFORNIA, N.A.

                                        By: /s/ Gretchen Wile
                                           ------------------------------------
                                        Name: Gretchen Wile
                                        Title: Loan Officer

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                                      -7-

                              CONSENT OF GUARANTOR


The undersigned hereby acknowledges and consents to the First Amendment to Revolving Credit, Term Loan and Gold Consignment Agreement, dated as of March 16, 1998, and agrees that the Guaranty dated as of December 16, 1996, executed by the undersigned in favor of the Agents, the Collateral Agent and the Banks, and all of the other Loan Documents to which the undersigned is a party remain in full force and effect, and the undersigned confirms and ratifies all of its obligations thereunder.


                                   CBI NORTH AMERICA, INC.
                                   (formerly known as SBI North America, Inc.)


                                   By: /s/ C. W. Walls
                                      -----------------------------------------
                                   Name: C. W. Walls
                                   Title: Secretary Treasurer